United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07      Submission of Matters to a Vote of Security Holders.

Louisiana-Pacific Corporation ("the Company") held its 2021 annual meeting of stockholders on April 30, 2021 (the “Annual Meeting”), at which a total of 94,192,112 shares of the Company's common stock, out of a total of 106,545,767 shares of the Company's common stock outstanding and entitled to vote, were present in person or represented by proxies. The final results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 15, 2021.

The following proposals were voted on at the Annual Meeting:

a) To elect the following individuals to serve as directors of the Company until the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The results of the election of the nominees were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
F. Nicholas Grasberger III	87,411,306	1,909,597	172,247	4,698,962
Ozey K. Horton, Jr.	71,750,706	17,580,365	162,079	4,698,962
W. Bradley Southern	85,553,089	3,312,539	627,522	4,698,962

b) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
91,814,049	2,293,211	84,852	N/A

c) To approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
86,133,540	2,968,045	391,565	4,698,962

Item 8.01 Other Events.

On April 30, 2021, the Company announced that its Board of Directors has declared a quarterly cash dividend to common shareholders of $0.16 per share. The dividend will be payable June 1, 2021 to shareholders of record as of the close of business on May 17, 2021.

The press release issued by the Company in connection with the dividend is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Dividend Press Release dated April 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: April 30, 2021